Business Combinations - Assets Groups Classified as Held For Sale (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 29, 2012	Jun. 30, 2012
Assets:
Other assets	$ 94,503
GEN-PROBE INCORPORATED [Member]
Assets:
Cash	2,563
Accounts receivable	8,520
Inventory	15,680	1,281
Property, plant and equipment	13,259	960
Other assets	3,083	228
Intangible assets and goodwill	51,398
Total assets held-for-sale	94,503
Liabilities:
Accrued liabilities	(7,622)
Net assets held-for-sale	$ 86,881